UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2025

Piedmont Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Ste. 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 16, 2025, Piedmont Operating Partnership, LP (“Piedmont OP”), a wholly-owned subsidiary of Piedmont Realty Trust, Inc. (the “Registrant”), entered into amendments to its Second Amended and Restated Revolving Credit Agreement, dated February 13, 2025 (the "Revolving Credit Agreement"), and its Term Loan Agreement, dated January 30, 2024 (the "Term Loan Agreement"), to remove the credit spread adjustment from SOFR-based interest rates.

The foregoing does not purport to be a complete description of the terms of the amendments to the Revolving Credit Agreement or the Term Loan Agreement and each is qualified in its entirety by reference to the amendments attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Amendment No. 1 to Second Amended and Restated Revolving Credit Agreement, dated as of September 16, 2025, by and among Piedmont Operating Partnership, LP, Piedmont Realty Trust, Inc., each lender initially signatory thereto, JPMorgan Chase Bank, N.A., Truist Securities, Inc., U.S. Bank National Association, Wells Fargo Securities, LLC, BofA Securities Inc. and TD Securities (USA) LLC, as Joint Lead Arrangers and Joint Bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders

10.2
Amendment No. 3 to Term Loan Agreement, dated as of September 16, 2025, by and among Piedmont Operating Partnership, LP, Piedmont Realty Trust, Inc., each lender initially signatory thereto, Truist Securities, Inc., as Lead Arranger and Book Manager, and Truist Bank, as administrative agent for the lenders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Realty Trust, Inc.
(Registrant)

Dated:	September 16, 2025	By:	/s/ Laura P. Moon
Laura P. Moon
Executive Vice President and Chief Accounting Officer